UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Sotherly Hotels Inc., a Maryland corporation (the “Company”) and the sole general partner of Sotherly Hotels LP, a Delaware limited partnership, on February 23, 2016 (the “Current Report”).  This Amendment is being filed to correct errors in the press release furnished as Exhibit 99.1 to the Current Report announcing financial results for the quarter and year ended December 31, 2015.  The only changes to the original press release are corrections in (i) the supplemental data for the Crowne Plaza Hollywood Beach Resort relating to occupancy for the twelve months ended December 31, 2015, average daily rate (“ADR”) for each of the fourth quarter and twelve months ended December 31, 2015, and room revenue per available room (“RevPAR”) for each of the fourth quarter and twelve months ended December 31, 2015 and (ii) the key operating metrics table for the same-store portfolio metrics relating to occupancy, ADR, and RevPAR in each case for the three months ended December 31, 2015 and the twelve months ended December 31, 2014 and 2015.  The corrected press release is attached as Exhibit 99.1 to this Amendment. Except as described in this paragraph, there are no corrections to any GAAP financials, non-GAAP financials or the Company’s 2016 financial outlook included in the press release or as discussed by the Company on its earnings call held on February 23, 2016.

Item 2.02Results of Operations and Financial Condition.

On February 24, 2016, Sotherly Hotels Inc., a Maryland corporation (the “Company”) and the sole general partner of Sotherly Hotels LP, a Delaware limited partnership, issued an amended press release (the “Amended Press Release”) correcting the previously-announced results of operations and financial condition of the Company for the quarter and year ended December 31, 2015.  A copy of the Amended Press Release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The Press Release contains “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In the Press Release, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States.

In accordance with General Instruction B.2 and B.6 of Form 8-K, the information included in this Item 2.02 (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Amended Press Release of Sotherly Hotels Inc. dated February 24, 2016, reporting financial results for the quarter and year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 24, 2016	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Amended Press Release of Sotherly Hotels Inc. dated February 24, 2016, reporting financial results for the quarter and year ended December 31, 2015.